John Deere Owner Trust 1999-A                      Exhibit 99.3
  Servicer's Certificate

$167,300,000 Class A-1 4.9988%
    Asset Backed Notes due June 19, 2000
$262,000,000 Class A-2 5.4660%
    Asset Backed Notes due August 15, 2001
$186,000,000 Class A-3 5.9400%
    Asset Backed Notes due October 15, 2002
$146,125,000 Class A-4 6.1200%
    Asset Backed Notes due October 17, 2005
$32,230,000  6.100% Class B
    Asset Backed Notes due October 17, 2005
$12,086,832  Asset Backed Certificates

Payment Date:                                         15-Dec-99

(1)  Servicing Fee                                  $550,770.95
     Servicing Fee Shortfall                              $0.00

(2)  Administration Fee:                                $100.00
     Administration Fee Shortfall                         $0.00

(3)  Total Distribution Amount:                  $28,694,054.63

(4)  Noteholders' Interest Distributable
     Amount applicable to A-1 Notes:                $168,903.84
     Noteholders' Interest Carryover Shortfall
     applicable to A-1 Notes:                             $0.00

(5)  Noteholders' Interest Distributable Amount
     applicable to A-2 Notes:                     $1,193,410.00
     Noteholders' Interest Carryover Shortfall
     applicable to A-2 Notes:                             $0.00

(6)  Noteholders' Interest Distributable Amount
     applicable to A-3 Notes:                       $920,700.00
     Noteholders' Interest Carryover Shortfall
     applicable to A-3 Notes:                             $0.00

(7)  Noteholders' Interest Distributable Amount
     applicable to A-4 Notes:                       $745,237.50
     Noteholders' Interest Carryover Shortfall
     applicable to A-4 Notes:                             $0.00

(8)  Noteholders' Interest Distributable Amount
     applicable to B Notes:                         $136,560.74
     Noteholders' Interest Carryover Shortfall
     applicable to B Notes:                               $0.00

(9)  Noteholders' Interest Distributable Amount
     deposited into Note Distribution Account:    $3,164,812.08
     Noteholders' Interest Carryover Shortfall:           $0.00

(10) A-1 Noteholders' Monthly Principal
     Distributable Amount:                       $23,101,936.37
     % of Principal Distribution Amount
     applicable to A-1 Noteholders:                       94.50%
     A-1 Noteholders' Principal
     Carryover Shortfall:                                 $0.00
     A-1 Noteholders' Principal
     Distributable Amount:                       $23,101,936.37

(11) A-2 Noteholders' Monthly Principal
     Distributable Amount:                                $0.00
     % of Principal Distribution
     Amount applicable to A-2 Noteholders:                 0.00%
     A-2 Noteholders' Principal
     Carryover Shortfall:                                 $0.00
     A-2 Noteholders' Principal
     Distributable Amount:                                $0.00

(12) A-3 Noteholders' Monthly
     Principal Distributable Amount:                      $0.00
     % of Principal Distribution
     Amount applicable to A-3 Noteholders:                 0.00%
     A-3 Noteholders' Principal
     Carryover Shortfall:                                 $0.00
     A-3 Noteholders' Principal
     Distributable Amount:                                $0.00

(13) A-4 Noteholders' Monthly
     Principal Distributable Amount:                      $0.00
     % of Principal Distribution
     Amount applicable to A-4 Noteholders:                 0.00%
     A-4 Noteholders' Principal
     Carryover Shortfall:                                 $0.00
     A-4 Noteholders' Principal
     Distributable Amount:                                $0.00

(14) B Noteholders' Monthly Principal
     Distributable Amount:                          $977,859.74
     % of Principal Distribution
     Amount applicable to B Noteholders:                   4.00%
     B Noteholders' Principal
     Carryover Shortfall:                                 $0.00
     B Noteholders' Principal
     Distributable Amount:                          $977,859.74

(15) Noteholders' Principal Distribution
     Amount deposited into Note Distribution
     Account:                                    $24,079,796.11
     Noteholders' Principal
     Carryover Shortfall:                                 $0.00

(16) Noteholders' Distributable Amount:          $27,244,608.19

(17) Amount to be withdrawn from the
     Reserve Account and deposited into
     Note Distribution Account:                           $0.00
     Interest Amount included above:                      $0.00
     Principal Amount included above:                     $0.00

(18) Deposit to Reserve Account from                      $0.00
     Collection Account to increase the amount on deposit in the Reserve Account to the Specified Reserve Account Balance

(19) Certificateholders' Interest
     Distributable Amount:                                $0.00
     Certificateholders' Interest
     Carryover Shortfall:                                 $0.00

(20) Certificateholders' Principal Distributable
     Amount applicable to current period            $366,697.40
     % of Principal Distribution Amount
     applicable to Certificate holders:                    1.50%
     Certificateholders' Principal
     Carryover Shortfall:                                 $0.00
     Certificateholders' Principal
     Distributable Amount:                          $366,697.40

(21) Certificateholders'
     Distributable Amount:                          $366,697.40

(22) Deposit to Reserve Account
     (from excess collections):                     $531,878.09

(23) Specified Reserve Account Balance
     (after all distributions and adjustments):  $14,100,482.07

(24) Reserve Account Balance over the
     Specified Reserve Account Balance
     (before any distribution of excess):        $14,632,360.16

(25) Excess Reserve Account Balance
     Distributable to Seller
     (5.05(b)(i) or (ii)):                          $531,878.09

(26) Note Value as of the end of the
     related Collection Period                  $647,163,721.01

(27) Pool Balance (excluding Accrued
     Interest) as of close of business
     on the last day of the related
     Collection Period:                         $636,537,705.14

(28) After giving effect to all
     distributions on such Payment Date:
     Outstanding Principal Balance
     of A-1 Notes:                               $17,444,715.53
     A-1 Note Pool Factor:                            0.1042721

     Outstanding Principal Balance
     of A-2 Notes:                              $262,000,000.00
     A-2 Note Pool Factor:                            1.0000000

     Outstanding Principal Balance
     of A-3 Notes:                              $186,000,000.00
     A-3 Note Pool Factor:                            1.0000000

     Outstanding Principal Balance
     of A-4 Notes:                              $146,125,000.00
     A-4 Note Pool Factor:                            1.0000000

     Outstanding Principal Balance
     of B Notes:                                 $25,886,548.84
     B Note Pool Factor:                              0.8031818

     Outstanding Principal Balance
     of the Certificates:                         $9,707,455.82
     Certificate Pool Factor:                         0.8031431

(29) Aggregate Purchase Amounts
     for related Collection Period:                       $0.00

(30) Reserve Account Balance after
     giving effect to all distributions:         $14,100,482.07

(31) Specified Reserve Account Balance
     (after all distributions and adjustments):  $14,100,482.07

(32) Amount of Realized Losses for the
     related collection period:                      $46,100.52

(33) Amount of Payments that are more
     than 60 days past due:                       $1,030,407.00